SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                January 22, 1997

                             NATIONSBANK CORPORATION
                  (Exact name of registrant as specified in its
                                    charter)

                                 North Carolina
                (State or other jurisdiction of incorporation or
                                  organization)

                                     1-6523
                            (Commission File Number)

                                   56-0906609
                        (IRS Employer Identification No.)

                          NationsBank Corporate Center
                            Charlotte, North Carolina
                    (Address of principal executive offices)

                                      28255
                                   (Zip Code)

                                 (704) 386-5000
                 (Registrant's telephone number, including area
                                      code)

                              NB CAPITAL TRUST III
                  (Exact name of registrant as specified in its
                                    charter)

                                    Delaware
                (State or other jurisdiction of incorporation or
                                  organization)

                                    1-6523-03
                            (Commission File Number)

                                   56-6490302
                        (IRS Employer Identification No.)

                        c/o NationsBank Corporate Center
                            Charlotte, North Carolina
                    (Address of principal executive offices)

                                      28255
                                   (Zip Code)

                                 (704) 386-5972
                 (Registrant's telephone number, including area
                                      code)

ITEM 5.  OTHER EVENTS.

         For a transaction effective January 22, 1997, the Trustees (the "Trustees") of NB Capital Trust III (the "Trust") approved the public offering of 500,000 of the Trust's Floating Rate Capital Securities(liquidation amount $1,000 per security) having an aggregate initial offering price of $500,000,000 (the "Capital Securities"), which Capital Securities represent the undivided preferred beneficial interests in the assets of the Trust, to various underwriters (the "Underwriters") and otherwise established the terms and conditions of the Capital Securities. In connection with the offering of the Capital Securities, the Trustees also approved the sale of the Trust's Common Securities (the "Common Securities") to NationsBank Corporation ("NationsBank") and otherwise established the terms and conditions of the Common Securities. Also for a transaction effective January 22, 1997, the Trustees authorized the investment of the proceeds from the sale of the Capital Securities and the Common Securities in the Floating Rate Junior Subordinated Deferrable Interest Notes, due 2027 of NationsBank (the "Junior Notes"). The resolutions of the Trustees are included as Exhibit 99.1 hereto.

         By written consent dated January 22, 1997, a Committee appointed by the Board of Directors of NationsBank approved the sale to the Trust of a series of the Junior Notes having an aggregate principal amount of up to $515,500,000 and otherwise established the terms and conditions of the Junior Notes. Resolutions of such Committee are included as Exhibit 99.2 hereto.

         The terms of the offering, the Capital Securities, the Common Securities and the Junior Notes are described in the Registrants' Prospectus dated January 14, 1997, constituting a part of the Registration Statement (hereinafter described), as supplemented by a Prospectus Supplement dated January 22, 1997. The Underwriting Agreement is included as Exhibit 1.1 hereto. The offering was closed on February 3, 1997.

         The Capital Securities were issued pursuant to the Registrants' Registration Statement on Form S-3, Registration Nos. 333-18273 and 333-18273-01 (the "Registration Statement"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended. The Registration Statement registered up to $1,031,000,000 aggregate initial price of NationsBank junior subordinated notes and up to $1,000,000,000 aggregate initial offering price of preferred securities of NB Capital Trust III, NB Capital Trust IV and NB Capital Trust V together with related guarantees of such preferred securities by NationsBank. The Registration Statement was declared effective on January 14, 1997.




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



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

           The following exhibits are filed herewith:

  EXHIBIT NO.       DESCRIPTION OF EXHIBIT

  1.1 Underwriting Agreement dated January 22, 1997 with respect to the offering of the Capital Securities

  4.1               Form of Capital Securities

  4.2               Form of Junior Note (included in Exhibit 4.3)

  4.3 Third Supplemental Indenture to be used in connection with the issuance of Junior Notes

  4.4               Amended and Restated Declaration of Trust of NB
                    Capital Trust III

  99.1              Resolutions  of the  Trustees  of NB Capital
                    Trust  III  dated   January  22,  1997  with
                    respect to the terms of the offering of the Capital Securities

  99.2 Resolutions of a Committee appointed by the Board of Directors of NationsBank Corporation dated January 22, 1997 with respect to the Junior Notes

  99.3 News Release disseminated on January 22, 1997 regarding the sale of the Capital Securities


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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                     NATIONSBANK CORPORATION


                                     By: /s/CHARLES M. BERGER
                                       ----------------------------------
                                          CHARLES M. BERGER
                                          Associate General Counsel



                                      NB CAPITAL TRUST III


                                      By: /S/ JOHN E. MACK
                                         -----------------------------------
                                           JOHN E. MACK
                                           Regular Trustee



Dated: February 3, 1997


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



                                INDEX TO EXHIBITS



                                                                                      Sequential
Exhibit No.                                 Description                                 Page No.
         1.1               Underwriting Agreement dated January 22, 1997
                            with respect to the offering of the Capital Securities

         4.1               Form of Capital Securities

         4.2               Form of Junior Note (included in Exhibit 4.3)

         4.3 Third Supplemental Indenture to be used in connection with the issuance of Junior Notes

         4.4               Amended and Restated Declaration of Trust of NB
                           Capital Trust III

         99.1 Resolutions of the Trustees of NB Capital Trust III dated January 22, 1997 with respect to the terms of the offering of the Capital Securities

         99.2 Resolutions of a Committee appointed by the Board of Directors of NationsBank Corporation dated January 22, 1997 with respect to the Junior Notes

         99.3 News Release disseminated on January 22, 1997 regarding the sale of the Capital Securities



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